Exhibit 20.1

                        MONTHLY SERVICER'S CERTIFICATE

            AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                 --------------------------------------------


                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


                 --------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2. TRS is, as of the date hereof, the Servicer under the Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on November 16, 1998 and covers activity from September 26, 1998 through October 25, 1998.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11 day of November 1998.




                         AMERICAN EXPRESS TRAVEL RELATED
                         SERVICES COMPANY, INC., as Servicer

                         By:  /s/ Lawrence Fazzari
                              --------------------------------
                         Name:  Lawrence Fazzari
                         Title: Vice President
                                Business Results


I.  Monthly Period Trust Activity


A. Trust Activity                                     Trust Totals
-----------------                                     ------------
Number of days in period                                       30
Beginning Principal Receivable Balance           3,847,713,250.72
Special Funding Account Balance                              0.00
Beginning Total Principal Balance                3,847,713,250.72

Finance Charge Collections (excluding               58,754,075.00
  Discount Option & Recoveries)
Discount Percentage                                         2.00%
Discount Option Receivables Collections              6,234,763.44
Premium Option Receivables Collections                       0.00
Recoveries                                           3,250,154.00
Total Collections of Finance Charge Receivables     68,238,992.44
Total Collections of Principal Receivables         305,503,408.56
Monthly Payment Rate                                      7.9399%
Defaulted amount                                    19,556,301.80
Annualized Default Rate                                   6.1064%
Trust Portfolio Yield                                    15.3937%
New Principal Receivables                          373,826,397.84
Ending Principal Receivables Balance             3,896,479,938.20
Ending Required Minimum Principal Balance        3,210,000,000.00
Ending Transferor Amount                           896,479,938.20
Ending Special Funding Account Balance                       0.00
Ending Total Principal Balance                   3,896,479,938.20



B. Series Allocations                               Series 1996-1         Series 1997-1         Series 1998-1          Trust Total
---------------------                               -------------         -------------         -------------          -----------

Group Number                                                    1                     1                     2
Invested Amount                                  1,000,000,000.00      1,000,000,000.00      1,000,000,000.00     3,000,000,000.00
Adjusted Invested Amount                         1,000,000,000.00      1,000,000,000.00      1,000,000,000.00     3,000,000,000.00
Principal Funding Account Balance                            0.00                  0.00                  0.00                 0.00
Series Required Transferor Amount                   70,000,000.00         70,000,000.00         70,000,000.00       210,000,000.00
Series Allocation Percentage                               33.33%                33.33%                33.33%
Series Alloc. Finance Charge Collections            22,746,330.81         22,746,330.81         22,746,330.81        68,238,992.44
Series Allocable Recoveries                          1,083,384.67          1,083,384.67          1,083,384.67         3,250,154.00
Series Alloc. Principal Collections                101,834,469.52        101,834,469.52        101,834,469.52       305,503,408.56
Series Allocable Defaulted Amount                    6,518,767.27          6,518,767.27          6,518,767.27        19,556,301.80


C. Group Allocations


1. Group 1 Allocations                             Series 1996-1   Series 1997-1   Group 1 Total
----------------------                             -------------   -------------   -------------
Investor Finance Charge Collections                17,734,947.49   17,734,947.49  35,469,894.97

Investor Monthly Interest                           5,636,406.00    5,326,406.00  10,962,812.00
Investor Default Amount                             5,082,577.76    5,082,577.76  10,165,155.52
Investor Monthly Fees                               1,666,666.67    1,666,666.67   3,333,333.33
Investor Additional Amounts                                 0.00            0.00           0.00
Total                                              12,385,650.42   12,075,650.43  24,461,300.86

Reallocated Investor Finance Charge Collections    17,734,947.49   17,734,947.49  35,469,894.97
Available Excess                                    5,349,297.06    5,659,297.05  11,008,594.11



2. Group 2 Allocations                             Series 1998-1                  Group 2 Total
----------------------                             -------------                  -------------

Investor Finance Charge Collections                17,734,947.49                  17,734,947.49

Investor Monthly Interest                           4,942,080.00                   4,942,080.00
Investor Default Amount                             5,082,577.76                   5,082,577.76
Investor Monthly Fees                               1,666,666.67                   1,666,666.67
Investor Additional Amounts                                 0.00                           0.00
Total                                              11,691,324.43                  11,691,324.43

Reallocated Investor Finance Charge Collections    17,734,947.49                  17,734,947.49
Available Excess                                    6,043,623.06                   6,043,623.06


D. Trust Performance
--------------------
Delinquencies:

31-60 Days Delinquent:                            56,232,523.00
61-90 Days Delinquent:                            25,918,239.00
90+ Days Delinquent:                              34,684,062.00
Total 30+ Days Delinquent:                       116,834,824.00


II. Series 1996-1 Certificates

                                                         Series      Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations     Interest              Interest
----------------------------------                     -----------     --------              --------

Beginning Invested /Transferor Amount              1,282,571,083.57  1,000,000,000.00   282,571,083.57
Beginning Adjusted Invested Amount                              N/A  1,000,000,000.00              N/A
Floating Allocation Percentage                                  N/A          77.9684%         22.0316%
Principal Allocation Percentage                                 N/A          77.9684%         22.0316%
Collections of Finance Chg. Receivables               22,746,330.81     17,734,947.49     5,011,383.33
Collections of Principal Receivables                 101,834,469.52     79,398,694.41    22,435,775.11
Defaulted Amount                                       6,518,767.27      5,082,577.76     1,436,189.51

Ending Invested / Transferor Amounts               1,298,826,646.07  1,000,000,000.00   298,826,646.07


                                                                                          Collateral
B. Monthly Period Funding Requirements                       Class A          Class B       Interest              Total
--------------------------------------                       -------          -------       --------              -----

Principal Funding Account                                      0.00              0.00            0.00                0.0
Investment Proceeds for Monthly Period                         0.00              0.00            0.00               0.00
Reserve Draw Amount                                            0.00              0.00            0.00               0.00
Available Reserve Account Amount                               0.00              0.00            0.00               0.00
Reserve Account Surplus 0.00                                   0.00              0.00            0.00

Coupon  October 15 - November 15, 1998                      6.8000%           6.9500%         5.8086%
Monthly Interest Due                                   4,901,666.67        347,500.00      387,239.33       5,636,406.00
Outstanding Monthly Interest Due                               0.00              0.00            0.00               0.00
Additional Interest Due 0.00                                   0.00              0.00            0.00
Total Interest Due                                     4,901,666.67        347,500.00      387,239.33       5,636,406.00
Investor Default Amount                                4,396,429.76        304,954.67      381,193.33       5,082,577.76
Investor Monthly Fees Due                              1,441,666.67        100,000.00      125,000.00       1,666,666.67
Investor Additional Amounts Due
Total Due                                             10,739,763.10        752,454.67      893,432.66      12,385,650.42

Reallocated Investor Finance Charge Collections                                                            17,734,947.49
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                 15.3937%
Base Rate                                                                                                        8.3301%


                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A       Class B                    Totalest
--------------------------------------------                -------       -------                    --------

Beginning Certificates Balance                       865,000,000.00    60,000,000.00   75,000,000.00   1,000,000,000.00
Interest Distributions                                 4,901,666.67       347,500.00      387,239.33       5,636,406.00
Principal Deposits - Prin. Funding Account                     0.00             0.00            0.00               0.00
Principal Distributions                                       00.00             0.00            0.00               0.00
Total Distributions                                    4,901,666.67       347,500.00      387,239.33       5,636,406.00
Ending Certificates Balance                          865,000,000.00    60,000,000.00   75,000,000.00   1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             5.67

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             5.67

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.    Amount of Class A Investor Charge-Offs per
            $1,000 original certificate principal amount:   $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.    Amount reimbursed in respect of Class A Investor
            Charge-Offs per $1,000 original certificate
            principal amount:                               $             0.00

      5.    The amount,  if any, by which the outstanding
            principal  balance of the Class A Certificates
            exceeds the Class A Invested Amount after giving
            effect to all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.79

      2.   Amount of the distribution in
           respect of class B monthly interest:             $             5.79

      3.    Amount of the distribution in respect of class
            B outstanding monthly interest:                 $             0.00

      4.   Amount of the distribution in
           respect of class B additional interest:          $             0.00

     5.   Amount of the distribution in respect of
          class B principal:                                $             0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.    The amount of reductions in the Class B invested
            Amount set forth in paragraph 1 above, per $1,000
            original certificate principal amount:          $             0.00

      3.    The total amount reimbursed in respect of such
            reductions in the Class B Invested Amount:      $             0.00

      4.    The amount set forth in  paragraph 3 above, per
            $1,000  original certificate principal amount:  $             0.00

      5.    The amount, if any, by which the outstanding
            principal balance of the Class B Certificates
            exceeds the Class B Invested Amount after giving
            effect to all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       387,239.33

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       387,239.33

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal on the
            Collateral Invested Amount:                     $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.    The total amount reimbursed in respect of such
            reductions in the Collateral Invested Amount:   $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    15,340,729.57

           a.   Class A Monthly Interest:                   $     4,901,666.67
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,396,429.76
           e.   Excess Spread:                              $     6,042,633.14

      2.   Class B Available Funds:                         $     1,064,096.85

           a.   Class B Monthly Interest:                   $       347,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       716,596.85

      3.   Collateral Available Funds:                      $     1,330,121.06

           a.   Excess Spread:                              $     1,330,121.06

      4.   Total Excess Spread:                             $     8,089,351.06


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           77.9684%

      2.   Series 1996-1 Allocable Principal
            Collections:                                    $   101,834,469.52

      3.   Principal Allocation Percentage of
            Series 1996-1 Allocable Principal
            Collections:                                    $    79,398,694.41

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    79,398,694.41

      6.   Shared Principal Collections from other
            Series allocated to Series 1996-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     5,082,577.76

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    84,481,272.17

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    75,000,000.00

      2.   Required Collateral Invested Amount              $    75,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    84,481,272.17


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1996-1

      1.   Excess Spread:                                   $     8,089,351.06
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       304,954.67
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       387,239.33
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       381,193.33
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     5,349,297.06


O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period                    8.3301%
           b.   Prior Monthly Period                      8.8697%
           c.   Second Prior Monthly Period               9.1638%

      2.   Three Month Average Base Rate                               8.7879%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period                     15.39%
           b.   Prior Monthly Period                       13.68%
           c.   Second Prior Monthly Period                13.78%

      4.   Three Month Average Series Adjusted Portfolio Yield          14.28%


III. Series 1997-1 Certificates

                                                             Series            Total Investor   Transferors
A. Investor/Transferor Allocations                         Allocations           Interest         Interest
----------------------------------                         -----------           --------         --------

Beginning Invested /Transferor Amount                    1,282,571,083.57  1,000,000,000.00   282,571,083.57
Beginning Adjusted Invested Amount                                    N/A  1,000,000,000.00              N/A
Floating Allocation Percentage                                        N/A          77.9684%         22.0316%
Principal Allocation Percentage                                       N/A          77.9684%         22.0316%
Collections of Finance Chg. Receivables                     22,746,330.81     17,734,947.49     5,011,383.33
Collections of Principal Receivables                       101,834,469.52     79,398,694.41    22,435,775.11
Defaulted Amount                                             6,518,767.27      5,082,577.76     1,436,189.51

Ending Invested / Transferor Amounts                     1,298,826,646.07  1,000,000,000.00   298,826,646.07


                                                                                                    Collateral
B. Monthly Period Funding Requirements                            Class A         Class B             Interest           Total
--------------------------------------                            -------         -------             --------           -----

Principal Funding Account                                           0.00            0.00               0.00               0.00
Investment Proceeds for Monthly Period                              0.00            0.00               0.00               0.00
Reserve Draw Amount                                                 0.00            0.00               0.00               0.00
Available Reserve Account Amount                                    0.00            0.00               0.00               0.00
Reserve Account Surplus                                             0.00            0.00               0.00               0.00

Coupon  October 15 - November 15, 1998                           6.4000%         6.5500%            5.7836%
Monthly Interest Due                                        4,613,333.33      327,500.00         385,572.67       5,326,406.00
Outstanding Monthly Interest Due                                    0.00            0.00               0.00               0.00
Additional Interest Due                                             0.00            0.00               0.00               0.00
Total Interest Due                                          4,613,333.33      327,500.00         385,572.67       5,326,406.00
Investor Default Amount                                     4,396,429.76      304,954.67         381,193.33       5,082,577.76
Investor Monthly Fees Due                                   1,441,666.67      100,000.00         125,000.00       1,666,666.67
Investor Additional Amounts Dues
Total Due                                                  10,451,429.76      732,454.67         891,766.00      12,075,650.43

Reallocated Investor Finance Charge Collections                                                                  17,734,947.49
Interest and Principal Funding Investment Proceeds                                                                        0.00
Series Adjusted Portfolio Yield                                                                                       15.3937%
Base Rate                                                                                                              7.9765%


                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A          Class B            Interest            Total
--------------------------------------------                  -------          -------            --------            -----

Beginning Certificates Balance                           865,000,000.00    60,000,000.00      75,000,000.00   1,000,000,000.00
Interest Distributions                                     4,613,333.33       327,500.00         385,572.67       5,326,406.00
Principal Deposits - Prin. Funding Account                         0.00             0.00               0.00               0.00
Principal Distributions                                            0.00             0.00               0.00               0.00
Total Distributions                                        4,613,333.33       327,500.00         385,572.67       5,326,406.00
Ending Certificates Balance                              865,000,000.00    60,000,000.00      75,000,000.00   1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             5.33

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             5.33

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.    Amount of Class A Investor Charge-Offs per
            $1,000 original certificate principal amount:   $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.    Amount reimbursed in respect of Class A Investor
            Charge-Offs per $1,000 original certificate
            principal amount:                               $             0.00

      5.    The amount, if any, by which the outstanding
            principal balance of the Class A Certificates
            exceeds the Class A Invested Amount after giving
            effect to all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.46

      2.   Amount of the distribution in
           respect of class B monthly interest:             $             5.46

      3.    Amount of the distribution in respect of class B
            outstanding monthly interest:                   $             0.00

      4.   Amount of the distribution in
           respect of class B additional interest:          $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.    The amount of reductions in the Class B
            Invested Amount set forth in paragraph 1 above,
            per $1,000 original certificate principal
            amount:                                         $             0.00

      3.    The total amount reimbursed in respect of such
            reductions in the Class B Invested Amount:      $             0.00

      4.    The amount set forth in paragraph 3 above, per
            $1,000 original certificate principal amount:   $             0.00

      5.    The amount, if any, by which the outstanding
            principal balance of the Class B Certificates
            exceeds the Class B Invested Amount after giving
            effect to all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       385,572.67

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       385,572.67

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral Interest
           Holder in respect of principal on the Collateral
           Invested Amount:                                 $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.    The total amount reimbursed in respect of such
            reductions in the Collateral Invested Amount:   $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    15,340,729.57

           a.   Class A Monthly Interest:                   $     4,613,333.33
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,396,429.76
           e.   Excess Spread:                              $     6,330,966.48

      2.   Class B Available Funds:                         $     1,064,096.85

           a.   Class B Monthly Interest:                   $       327,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       736,596.85

      3.   Collateral Available Funds:                      $     1,330,121.06

           a.   Excess Spread:                              $     1,330,121.06

      4.   Total Excess Spread:                             $     8,397,684.39


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           77.9684%

      2.   Series 1997-1 Allocable Principal
           Collections:                                     $   101,834,469.52

      3.   Principal Allocation Percentage of
           Series 1997-1 Allocable Principal
           Collections:                                     $    79,398,694.41

      4.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      5.   Item 3 minus item 4:                             $    79,398,694.41

      6.   Shared Principal Collections from other
           Series allocated to Series 1997-1:                              N/A

      7.   Other amounts Treated as Available Principal
           Collections:                                     $     5,082,577.76

      8.   Available Principal Collections
           (total of 5., 6. & 7.):                          $    84,481,272.17

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    75,000,000.00

      2.   Required Collateral Invested Amount              $    75,000,000.00

      3.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:        $             0.00

      4.   Treated as Shared Principal Collections:         $    84,481,272.17


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:                       N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

      1.   Excess Spread:                                   $     8,397,684.39

      2.   Excess Finance Charge Collections:               $             0.00

      3.   Applied to fund Class A Required Amount:         $             0.00

      4.   Class A Investor Charge-Offs treated
           as Available Principal Collections:              $             0.00

      5.   Applied to fund Class B overdue Interest:        $             0.00

      6.   Applied to fund Class B Required Amount:         $       304,954.67

      7.   Reduction of Class B Invested Amount
           treated as Available Principal Collections:      $             0.00

      8.   Applied to Collateral Monthly Interest:          $       385,572.67

      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67

      10.  Collateral Default Amount treated as
           Available Principal Collections:                 $       381,193.33

      11.  Reduction of Collateral Invested Amount
           treated as Available Principal Collections:     $             0.00

      12.  Deposited to Reserve Account:                   $             0.00

      13.  Applied to other amounts owed to
           Collateral Interest Holder:                     $             0.00

      l4.  Balance:                                        $     5,659,297.05


O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period                    7.9765%
           b.   Prior Monthly Period                      8.4927%
           c.   Second Prior Monthly Period               8.7738%

      2.   Three Month Average Base Rate                              8.4143%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period                     15.39%
           b.   Prior Monthly Perid                        13.68%
           c.   Second Prior Monthly Period                13.78%

      4.   Three Month Average Series Adjusted Portfolio Yield         14.28%


IV. Series 1998-1 Certificates

                                                               Series              Total Investor    Transferors
A. Investor/Transferor Allocations                           Allocations              Interest        Interest
----------------------------------                           -----------              --------        --------

Beginning Invested /Transferor Amount                         1,282,571,083.57  1,000,000,000.00   282,571,083.57
Beginning Adjusted Invested Amount                                         N/A  1,000,000,000.00               N/A
Floating Allocation Percentage                                             N/A          77.9684%          22.0316%
Principal Allocation Percentage                                            N/A          77.9684%          22.0316%
Collections of Finance Chg. Receivables                          22,746,330.81     17,734,947.49      5,011,383.33
Collections of Principal Receivables                            101,834,469.52     79,398,694.41     22,435,775.11
Defaulted Amount                                                  6,518,767.27      5,082,577.76      1,436,189.51

Ending Invested / Transferor Amounts                          1,298,826,646.07  1,000,000,000.00    298,826,646.07


                                                                                                          Collateral
B. Monthly Period Funding Requirements                                 Class A            Class B          Interest         Total
--------------------------------------                                 -------            -------          --------         -----

Principal Funding Account                                                0.00               0.00              0.00            0.00
Investment Proceeds for Monthly Period                                   0.00               0.00              0.00            0.00
Reserve Draw Amount                                                      0.00               0.00              0.00            0.00
Available Reserve Account Amount                                         0.00               0.00              0.00            0.00
Reserve Account Surplus                                                  0.00               0.00              0.00            0.00

Coupon  October 15 - November 15, 1998                                5.4986%             5.6586%          6.0086%
Monthly Interest Due                                             4,032,299.33          402,388.62       507,392.04    4,942,080.00
Outstanding Monthly Interest Due                                         0.00                0.00             0.00            0.00
Additional Interest Due 0.00                                             0.00                0.00             0.00
Total Interest Due                                               4,032,299.33          402,388.62       507,392.04    4,942,080.00
Investor Default Amount                                          4,193,126.65          406,606.22       482,844.89    5,082,577.76
Investor Monthly Fees Due                                        1,375,000.00          133,333.33       158,333.33    1,666,666.67
Investor Additional Amounts Dues
Total Due                                                          600,425.99          942,328.18     1,148,570.27   11,691,324.43

Reallocated Investor Finance Charge Collections                                                                      17,734,947.49
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           15.3937%
Base Rate                                                                                                                  7.5381%


                                                                                                 Collateral
C. Certificates - Balances and Distributions                       Class A           Class B       Interest          Totalest
--------------------------------------------                       -------           -------       --------          --------

Beginning Certificates Balance                                825,000,000.00      80,000,000.00     95,000,000.00 1,000,000,000.00
Interest Distributions                                          4,032,299.33         402,388.62        507,392.04     4,942,080.00
Principal Deposits - Prin. Funding Account                              0.00               0.00              0.00             0.00
Total Distributions                                             4,032,299.33         402,388.62        507,392.04     4,942,080.00
Ending Certificates Balance                                   825,000,000.00      80,000,000.00     95,000,000.00 1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.89

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.89

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.    Amount of Class A Investor Charge-Offs per
            $1,000 original certificate principal amount:   $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.    Amount reimbursed in respect of Class A Investor
            Charge-Offs per $1,000 original certificate
            principal amount:                               $             0.00

      5.    The amount, if any, by which the outstanding
            principal balance of the Class A Certificates
            exceeds the Class A Invested Amount after giving
            effect to all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.03

      2.   Amount of the distribution in respect of
           class B monthly interest:                        $             5.03

      3.    Amount of the distribution in respect of
            class B outstanding monthly interest:           $             0.00

      4.   Amount of the distribution in respect of
           class B additional interest:                     $             0.00

     5.   Amount of the distribution in respect of
          class B principal:                                $             0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B Invested
           Amount pursuant to clauses (c),(d), and (e)
           of the definition of Class B Invested Amount:    $             0.00

      2.    The amount of reductions in the Class B Invested
            Amount set forth in paragraph 1 above, per
            $1,000 original certificate principal amount:   $             0.00

      3.    The total amount reimbursed in respect of such
            reductions in the Class B Invested Amount:      $             0.00

      4.    The amount set forth in paragraph 3 above, per
            $1,000 original certificate principal amount:   $             0.00

      5.    The amount, if any, by which the outstanding
            principal balance of the Class B Certificates
            exceeds the Class B Invested Amount after giving
            effect to all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       507,392.04

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       507,392.04

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.    The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the Collateral
           Invested Amount pursuant to clauses (c), (d),
           and (e) of the definition of Collateral
           Invested Amount:                                 $             0.00

      2.    The total amount reimbursed in respect of such
            reductions in the Collateral Invested Amount:   $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    14,631,331.68

           a.   Class A Monthly Interest:                   $     4,032,299.33
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,193,126.65
           e.   Excess Spread:                              $     6,405,905.69

      2.   Class B Available Funds:                         $     1,418,795.80
           a.   Class B Monthly Interest:                   $       402,388.62
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $     1,016,407.18

      3.   Collateral Available Funds:                      $     1,684,820.01

           a.   Excess Spread:                              $     1,684,820.01

      4.   Total Excess Spread:                             $     9,107,132.88


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           77.9684%

      2.   Series 1998-1 Allocable Principal
           Collections:                                     $   101,834,469.52

      3.   Principal Allocation Percentage of
           Series 1998-1 Allocable Principal
           Collections:                                     $    79,398,694.41

      4.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      5.   Item 3 minus item 4:                             $    79,398,694.41

      6.   Shared Principal Collections from other
           Series allocated to Series 1998-1:                             N/A

      7.   Other amounts Treated as Available Principal
           Collections:                                     $     5,082,577.76

      8.   Available Principal Collections
           (total of 5., 6. & 7.):                          $    84,481,272.17

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    95,000,000.00

      2.   Required Collateral Invested Amount              $    95,000,000.00

      3.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:        $             0.00

      4.   Treated as Shared Principal Collections:         $    84,481,272.17



M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:                       N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

      1.   Excess Spread:                                   $     9,107,132.88

      2.   Excess Finance Charge Collections:               $             1.00

      3.   Applied to fund Class A Required Amount:         $             1.00

      4.   Class A Investor Charge-Offs treated
           as Available Principal Collections:              $             1.00

      5.   Applied to fund Class B overdue Interest:        $             1.00

      6.   Applied to fund Class B Required Amount:         $       406,606.22

      7.   Reduction of Class B Invested Amount
           treated as Available Principal Collections:      $             0.00

      8.   Applied to Collateral Monthly Interest:          $       507,392.04

      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67

      10.  Collateral Default Amount treated as
           Available Principal Collections:                 $       482,844.89

      11.  Reduction of Collateral Invested Amount
           treated as Available Principal Collections:      $             0.00

      12.  Deposited to Reserve Account:                    $             0.00

      13.  Applied to other amounts owed to
           Collateral Interest Holder:                      $             0.00

      l4.  Balance:                                         $     6,043,622.06


O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period                    7.5381%
           b.   Prior Monthly Period                      7.8486%
           c.   Second Prior Monthly Period               7.9700%

      2.   Three Month Average Base Rate                               7.7856%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period                     15.39%
           b.   Prior Monthly Perid                        13.68%
           c.   Second Prior Monthly Period                13.78%

      4.   Three Month Average Series Adjusted Portfolio Yield          14.28%